Rule 497(e)
                                                              File No. 333-91625


                [Letterhead of Montgomery Asset Management, LLC]


                                February 10, 2000

Dear Equity Income Fund Shareholder:

                  We are seeking your approval to reorganize the Equity Income Fund, a series of The Montgomery Funds, into the Balanced Fund (formerly the U.S. Asset Allocation Fund), a series of The Montgomery Funds II. As the manager of both Funds, we recommend that you approve the reorganization because we believe that by consolidating these Funds, you will enjoy greater diversification in a larger mutual fund with better long-term viability through an allocation of assets among stocks, bonds and money market securities, while at the same time maintaining an investment objective of current income and long-term capital appreciation.

                  The reorganization would not cause you to recognize any gains or losses on your shares of the Equity Income Fund. We have agreed to pay all expenses of the reorganization so that shareholders will not bear those costs.

                  The Board of Trustees of each of The Montgomery Funds and The Montgomery Funds II has approved the transaction and urges your approval.

                  Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy card promptly.

                                          Sincerely,

                                          MONTGOMERY ASSET MANAGEMENT, LLC



                                          Mark B. Geist, President

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II
                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                          MONTGOMERY EQUITY INCOME FUND

                            TO BE HELD MARCH 15, 2000

To the Shareholders of the Montgomery Equity Income Fund:

                  Your Fund will host a special meeting of shareholders at the offices of The Montgomery Funds, 101 California Street, 35th Floor, San Francisco, California 94111 on March 15, 2000, at 10:00 a.m., local time. At the meeting, we will ask you to vote on:

         1. A proposal to reorganize the Equity Income Fund into the Balanced Fund (formerly the U.S. Asset Allocation Fund), a series of The Montgomery Funds II; and

         2.       Any other business that properly comes before the meeting.

                  Only shareholders of record at the close of business on January 31, 2000, 1999 (the Record Date), will be entitled to receive this notice and to vote at the meeting.

                                               By Order of the Board of Trustees

                                               Johanne Castro
                                               Assistant Secretary

                  Your vote is important regardless of how many
                      shares you owned on the record date.

                               -------------------

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. You also may vote by Internet at www.proxyvote.com (just follow the simple instructions once you have logged in) and by telephone by calling (800) 690-6903. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in voting promptly.

                              THE MONTGOMERY FUNDS
                             THE MONTOMGERY FUNDS II
                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                          Montgomery Equity Income Fund

                                       and

                            Montgomery Balanced Fund


                     COMBINED PROXY STATEMENT AND PROSPECTUS

                             Dated: February 4, 2000

What is this document and why did we send it to you?

         The Boards of Trustees of The Montgomery Funds ("TMF") and The Montgomery Fund II ("TMF II") (collectively, the "Trusts") approved a plan to reorganize the Montgomery Equity Income Fund (the "Equity Income Fund"), a series of TMF, into the Montgomery Balanced Fund (formerly the Montgomery U.S. Asset Allocation Fund) (the "Balanced Fund"), a series of TMF II and a "fund-of-funds" that currently invests in the following three series of TMF:
Montgomery Growth Fund (the "Growth Fund"), Montgomery Total Return Bond Fund (the "Total Return Bond Fund") and Montgomery Government Money Market Fund (the "Government Money Market Fund") (that transaction is referred to as the "Reorganization"). Shareholder approval is needed to proceed with the
Reorganization. The shareholder meeting will be held on March 15, 2000 (the "Shareholder Meeting"). We are sending this document to you for your use in deciding whether to approve the Reorganization at the Shareholder Meeting.

         This document includes a Notice of Special Meeting of Shareholders, a Combined Proxy Statement and Prospectus and a form of Proxy.

         As a technical matter, the Reorganization will have two steps:

         o the automatic exchange of the Equity Income Fund shares held by the shareholders of record as of the effective date of the Reorganization (the "Effective Date") for shares of the Balanced Fund (the "Balanced Fund Shares") of equivalent total net asset value,

         o the immediate treatment of the Equity Income Fund as an underlying fund of the Balanced Fund.

         As a result of the Reorganization, each shareholder of the Equity Income Fund would instead hold Balanced Fund Shares having the same total value as the shares of the Equity Income Fund held immediately before the Reorganization. Lawyers for the Equity Income Fund and the Balanced Fund will issue an opinion to the effect that, for federal income tax purposes, the Reorganization will be treated as a tax-free reorganization that will not cause the Equity Income Fund's shareholders to recognize a gain or loss for federal income tax purposes. See Section II.A.3 below.

         The Balanced Fund is a fund-of-funds whose investment objective is to seek to provide shareholders with high total return (consisting of both capital appreciation and income) while also seeking to reduce risk by actively allocating its assets among stocks, bonds and money market securities. The Balanced Fund currently invests in three underlying Montgomery Funds: the Growth Fund, the Total Return Bond Fund and the Government Money Market Fund (but also will invest in the Equity Income Fund as a result of the Reorganization). The investment objective of the Equity Income Fund is to seek current income with a yield that is greater than the average yield of Standard and Poor's 500 Composite Price Index stocks and to seek long-term capital appreciation while striving to minimize portfolio volatility by investing in large, dividend-paying U.S. companies.

         This Combined Proxy Statement and Prospectus sets forth the basic information that you should know before voting on the proposal. You should read it and keep it for future reference.

What other important documents should I know about?

         The Equity Income Fund is a series of TMF and the Balanced Fund is a series of TMF II (together, the "Funds"). TMF and TMF II are open-end management investment companies. The following documents are on file with the Securities and Exchange Commission (the "SEC") and are deemed to be legally part of this document:

         o Combined Prospectus for the Equity Income Fund and the Balanced Fund (formerly the U.S. Asset Allocation Fund), as well as other series of TMF and TMF II, dated October 31, 1999

         o Combined Statement of Additional Information relating to the Equity Income Fund and the Balanced (formerly the U.S. Asset Allocation Fund), as well as other series of TMF and TMF II, dated October 31, 1999

         o Statement of Additional Information relating to this Combined Proxy Statement and Prospectus

         Those documents are available without charge by writing to The Montgomery Funds at 101 California Street, 35th Floor, San Francisco, California 94111, or by calling (800) 572-FUND [3863].

         The Annual Report to Shareholders of the Equity Income Fund and the Balanced Fund (formerly the U.S. Asset Allocation Fund) for the fiscal year ended June 30, 1999, containing audited financial statements of the Equity Income Fund and the Balanced Fund has been previously mailed to shareholders. If you do not have a copy, additional copies of that Annual Report are available without charge by writing or calling The Montgomery Funds at its address and telephone number listed above. It is expected that this Combined Proxy Statement and Prospectus will be mailed to shareholders on or about February 10, 2000.

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. It is a criminal offense to represent otherwise.

                                TABLE OF CONTENTS

I.    INTRODUCTION............................................................6
   A.    GENERAL..............................................................6
   B.    SUMMARY OF THE PROPOSAL..............................................7
   C.    RISK FACTORS.........................................................7
   D.    COMPARISON OF EXPENSES...............................................8
   E.    SHARES AND VOTING...................................................10
II.   THE PROPOSAL...........................................................14
   A.    DESCRIPTION OF THE PROPOSED REORGANIZATION..........................14
      1.    The Reorganization...............................................14
      2.    Effect of the Reorganization.....................................15
      3.    Federal Income Tax Consequences..................................15
      4.    Description of the Balanced Fund Shares..........................16
      5.    Capitalization...................................................16
   B.    COMPARISON OF THE FUNDS.............................................17
      1.    Investment Objectives and Policies...............................17
      2.    Investment Restrictions..........................................18
      3.    Comparative Performance Information..............................20
      4.    Advisory Fees and Other Expenses.................................22
      5.    Portfolio Managers...............................................23
      6.    Distribution and Shareholder Services............................24
      7.    Purchase Procedures..............................................24
      8.    Redemption and Exchange Procedures...............................25
      9.    Income Dividends, Capital Gains Distributions and Taxes..........25
      10.   Portfolio Transactions and Brokerage Commissions.................26
      11.   Shareholders' Rights.............................................26
   C.    RISK FACTORS........................................................27
   D.    RECOMMENDATION OF THE BOARD OF TRUSTEES.............................27
   E.    DISSENTERS' RIGHTS OF APPRAISAL.....................................28
   F.    FURTHER INFORMATION ABOUT THE ACQUIRED FUND

         AND THE ACQUIRING FUND..............................................29
   G.    VOTE REQUIRED.......................................................29
   H.    FINANCIAL HIGHLIGHTS................................................29
III.     MISCELLANEOUS ISSUES................................................34
   A.    OTHER BUSINESS......................................................34
   B.    NEXT MEETING OF SHAREHOLDERS........................................34
   C.    LEGAL MATTERS.......................................................34
   D.    EXPERTS.............................................................34

                                 I. INTRODUCTION

A.       GENERAL

         The Board of Trustees of The Montgomery Funds called this shareholder meeting to allow shareholders to consider and vote on the proposed Reorganization of the Equity Income Fund. The Board of Trustees, including a majority of the independent trustees, meaning those trustees who are not "interested" persons under the Investment Company Act of 1940, as amended (the "1940 Act"), voted on November 16, 1999, to approve the Reorganization subject to the approval of the Equity Income Fund's shareholders.

         Montgomery Asset Management, LLC, serves as the manager of each Fund (the "Manager"). The Manager recommends that you approve the reorganization because it believes that by consolidating these Funds, shareholders of the Equity Income Fund will enjoy greater diversification through an allocation of assets among stocks, bonds and money market securities, while at the same time maintaining an investment objective of current income and long-term capital appreciation.

         If the proposed Reorganization of the Equity Income Fund into the Balanced Fund is approved and completed, the shareholders of the Equity Income Fund will become shareholders of the Balanced Fund, which has similar investment objectives and policies, but has larger assets which may provide it with more flexibility to respond to shareholder activity or changes in market conditions. The Balanced Fund currently invests in three Montgomery Funds: the Growth Fund, the Total Return Bond Fund and the Government Money Market Fund (i.e., the underlying funds). After the Reorganization, the Equity Income Fund will be an additional underlying fund of the Balanced Fund. The Manager believes that the Equity Income Fund is not independently viable at its current size and expense ratio, and that the Equity Income Fund can be more efficiently run as an additional underlying fund of the Balanced Fund. After it becomes and underlying fund, the Equity Income Fund will have only one shareholder (i.e., the Balanced
Fund) subsequent to the Reorganization, therefore, total operating expenses for the Equity Income Fund would necessarily be lower given the expected decrease in transfer agency and servicing fees, administration fee and certain other shareholder-related servicing fees. However, as a whole, shareholder expenses would increase subsequent to the Reorganization because the total annual expense limitation of the Balanced Fund is higher than that of the Equity Income Fund (1.30% versus 0.85%).

         The Equity Income Fund sells its Class R shares directly to the public at net asset value, without any sales load or Rule 12b-1 fee, and also offers Class P shares that are subject to a 0.25% Rule 12b-1 distribution fee. Likewise, the Balanced Fund currently offers Class R shares directly to the public at net asset value, without any sales load or Rule 12b-1 fee, and also offers Class P shares that are subject to a 0.25% Rule 12b-1 distribution fee. If the Reorganization is completed, all remaining holders of Class R and Class P shares of the Equity Income Fund would receive respective Class R and Class P shares of the Balanced Fund.

B.       SUMMARY OF THE PROPOSAL

     At the Shareholder Meeting, the shareholders of the Equity Income Fund will be asked to approve the proposed Reorganization of the Equity Income Fund into the Balanced Fund. The Reorganization will include the automatic exchange of shares by the shareholders of record of the Equity Income Fund for shares of the Balanced Fund. The Equity Income Fund will then become an underlying fund of the Balanced Fund, and will no longer be offered to any investors other than the Balanced Fund.

         The Balanced Fund is a fund-of-funds whose investment objective is to seek to provide shareholders with high total return (consisting of both capital appreciation and income) while also seeking to reduce risk by allocating its assets among stocks, bonds and money market securities. The Balanced Fund currently invests in three underlying Montgomery Funds: the Growth Fund, the Total Return Bond Fund and the Government Money Market Fund. The investment objective of the Equity Income Fund is to seek current income with a yield that is greater than the average yield of Standard and Poor's 500 Composite Price Index stocks and to seek long-term capital appreciation while striving to minimize portfolio volatility by investing in the common and preferred stocks of large, dividend-paying U.S. companies.

         Although the operating expenses will increase subsequent to the Reorganization (see Section I.D. below), the Manager and the Board of Trustees of each of The Montgomery Funds and The Montgomery Funds II believe that the proposed Reorganization is in the best interests of the Equity Income Fund, the Balanced Fund and their shareholders, and that the interests of existing shareholders of the Equity Income and Balanced Funds will not be diluted as a result of the proposed Reorganization. See Section II.D. below.

         The Manager will pay the costs of the Reorganization, the Shareholder Meeting and solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, the Manager and the Board of Trustees of each of The Montgomery Funds and The Montgomery Funds II also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

C.       RISK FACTORS

         Investments in the Equity Income Fund are subject to the general risks of the stock market. In comparison, investments in the Balanced Fund are subject only in part to stock market risks (to the extent the Balanced Fund invests in the Growth Fund), but also subject to interest rate risks from the Balanced Fund's investment in the Total Return Bond Fund. The growth stocks the Growth Fund invests in tend to be more volatile than the large dividend-paying stocks the Equity Income Fund invests in. However, that volatility may, in part, be offset by the fixed-income assets represented by the Balanced Fund's investments in the Total Return Bond Fund and Government Money Market Fund. See Section
II.C. below. The purchase and redemption arrangements of the Funds are identical. The Equity Income Fund and the Balanced Fund have the same distribution and exchange arrangements, which are discussed in Section II.B. below.

D.       COMPARISON OF EXPENSES

         The following table shows the comparative fees and expenses you may pay if you buy and hold shares of these Funds. The Funds do not impose any front-end or deferred sales loads and they do not charge shareholders for exchanging shares or reinvesting dividends.

Fees and Expenses of the Funds
                                                     Montgomery        Montgomery      Montgomery
                                                   Equity Income        Balanced          Balanced
                                                       Fund +            Fund ++            Fund
                                                       ----              ----               ----
                                                  (Class R Shares)  (Class R Shares)     (Pro Forma)
  Shareholder Fees (fees paid directly from
  your investment)
       Redemption Fee                                  0.00%              0.00%            0.00%
  Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
       Management Fee                                  0.60%              0.00%            0.00%
       Distribution/Service (12b-1) Fee                0.00%              0.00%            0.00%
       Other Expenses                                  0.85%
          Top Fund Expenses                                               0.46%            0.46%
          Underlying Fund Expenses                                        1.25%            1.25%
  Total Annual Fund Operating Expenses                 1.45%              1.71%            1.71%
       Fee Reduction and/or Expense Reimbursement
                                                      (0.60%)            (0.41%)          (0.41%)
                                                       ----               ----             ----
  Net Expenses                                         0.85%              1.30%            1.30%
                                                       ====               ====             ====

                                                     Montgomery        Montgomery      Montgomery
                                                   Equity Income        Balanced          Balanced
                                                       Fund +            Fund ++            Fund
                                                       ----              ----               ----
                                                  (Class P Shares)  (Class P Shares)     (Pro Forma)
  Shareholder Fees (fees paid directly from
  your investment)
       Redemption Fee                                  0.00%              0.00%            0.00%
  Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
       Management Fee                                  0.60%              0.00%            0.00%
       Distribution/Service (12b-1) Fee                0.25%              0.25%            0.25%
       Other Expenses                                  0.85%
          Top Fund Expenses                                               0.46%            0.46%
          Underlying Fund Expenses                                        1.25%            1.25%
  Total Annual Fund Operating Expenses                 1.70%              1.96%            1.96%
       Fee Reduction and/or Expense Reimbursement
                                                      (0.60%)            (0.41%)          (0.41%)
                                                       ----               ----             ----
  Net Expenses                                         1.10%              1.55%            1.55%
                                                       ====               ====             ====

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit total annual operating expenses to 0.85% (excluding Rule 12b-1 fees, interest and tax expenses) for the Equity Income Fund. This contract has a rolling ten-year term.

++ In addition to the 0.46% total operating expenses of the Balanced Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying fund. The total expense ratio before reimbursement, including indirect expenses for the fiscal year ended June 30, 1999 was 1.71%, calculated based on the Fund's total operating expense ratio (0.46%) plus a weighted average of the expense ratios of its underlying funds (1.25%). Montgomery has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding Rule 12b-1 fees, interest and tax expenses) to 1.30% (including expenses of the underlying funds).

The 1.30% contractual limit (excluding Rule 12b-1 fees, interest and tax expenses) will apply after the Reorganization. This contract has a rolling ten-year term. See Section II.B.4. for a discussion of fees reduced and expenses reimbursed that may be recouped by the Manager.

Example of Fund expenses:  This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The table below shows what you would pay in expenses  over time,  whether or not you sold  your  shares at the end of each  period.  It  assumes  a  $10,000  initial investment,  5% total  return each year and the changes  specified  above.  This example is for comparison  purposes only. It does not necessarily  represent the
Funds' actual expenses or returns.
Fund                                                 1 Year         3 Years        5 Years       10 Years
-------------------------------------------------------------------------------------------------------------
Equity Income Fund (Class R shares)                    $ 86           $271           $470         $1,046
-------------------------------------------------------------------------------------------------------------
Balanced Fund (current Class R shares)                 $132           $411           $711         $1,563
-------------------------------------------------------------------------------------------------------------
Balanced Fund (pro forma Class R shares)               $132           $411           $711         $1,563
=============================================================================================================
Equity Income Fund (Class P shares)                    $112           $349           $605         $1,336
-------------------------------------------------------------------------------------------------------------
Balanced Fund (current Class P shares)                 $157           $488           $843         $1,839
-------------------------------------------------------------------------------------------------------------
Balanced Fund (pro forma Class P shares)               $157           $488           $843         $1,839


E.       SHARES AND VOTING

         The Montgomery Funds is a Massachusetts business trust and is registered with the SEC as an open-end management investment company and currently has nineteen operating series, or funds, including the Equity Income Fund. Each Fund has its own investment objective and policies and operates independently for purposes of investments, dividends, other distributions and redemptions. The Equity Income Fund has three authorized classes of shares, each with its own fee and expense structure: Class R shares, Class P shares and Class L shares. At present, the Equity Income Fund has issued only Class R and Class P shares. The Balanced Fund, a series of The Montgomery Funds II, also has three authorized classes of shares, each with its own fee and expense structure: Class R shares, Class P shares and Class L shares. At present, the Balanced Fund has issued only Class R and Class P shares.

         The Equity Income Fund's Class R and Class P shareholders will receive respective Class R and Class P shares of the Balanced Fund in exchange for their shares if the Reorganization is approved and completed. Information about Class L shares of the Balanced Fund is contained in the Funds' Combined Statement of Additional Information.

         Each whole or fractional share of the Equity Income Fund is entitled to one vote or corresponding fraction at the Shareholder Meeting. At the close of business on January 31, 2000, the record date for the determination of shareholders entitled to vote at the Shareholder Meeting (the "Record Date"), there were 1,042,914 shares outstanding held by 821 record holders (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

         All shares represented by each properly signed proxy received before the meeting will be voted at the Shareholder Meeting. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Shareholder Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted FOR approval of the Reorganization, as more fully described in this Combined Proxy Statement and Prospectus. A proxy may be revoked by a shareholder at any time before its use by written notice to The Montgomery Funds, by submission of a later-dated proxy or by voting in person at the Shareholder Meeting. If any other matters come before the Shareholder Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

         The presence in person or by proxy of shareholders entitled to cast 40% of the votes entitled to be cast at the Shareholder Meeting will constitute a quorum. Approval of the proposal will require the affirmative vote of the majority of the outstanding shares. The Shareholder Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. The persons named in the proxy will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the date set for the original meeting (in which case the Board of Trustees will set a new record date), The Montgomery Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the meeting.

         Proxies may be voted by mail or electronically by internet or telephone. If voted electronically, the Equity Income Fund or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote cast. Each shareholder who casts an electronic vote also will be able to validate that his or her vote was received correctly.

         All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a majority of the outstanding shares is cast FOR that proposal. Broker non-votes and abstentions do not constitute a vote "for" and effectively result in a vote "against."

         As of the Record Date, the Equity Income Fund's and the Balanced Fund's shareholders of record and (to The Montgomery Funds' and The Montgomery Funds
II's respective knowledge) beneficial owners who owned more than five percent of those Funds are as follows:


                                       11

                                                    Percentage of the Fund's      Percentage of the Fund's
                                                   Outstanding Class R Shares    Outstanding Class P Shares
------------------------------------------------- ----------------------------- -----------------------------
Equity Income Fund

Charles Schwab & Co., Inc.                                  328,768
101 Montgomery Street                                        (39.15%)
San Francisco, CA 94104-4322

National Financial Services Corp.                            52,867
For the Exclusive Benefit of Our                              (6.29%)
Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

State Street Bank & Trust Co. Tr                                                          202,929
U/A Dec 01 1993                                                                            (99.94%)
Ameridata Tech Employee Svgs Plan
Attn Steven Shipman Master Tr W6C
One Enterprise Dr.
North Quincy, MA 02171-2126

Balanced Fund

Charles Schwab & Co., Inc.                                1,125,531
101 Montgomery Street                                        (29.16%)
San Francisco, CA 94104-4322

National Financial Services Corp.                           350,433
For the Exclusive Benefit of Our                              (9.08%)
Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Inv. Fiduciary Trust Co.                                                                    2,689
IRA Carl N. Grant                                                                          (76.47%)
2008 Cutwater Ct.
Reston, VA 20191-3604

National Financial Services Corp.                                                             594
For the Exclusive Benefit of Our                                                           (16.90%)
Customers
55 Water St, 32nd Floor
New York, NY 10041-3299



                                       12

Carl N. Grant                                                                                 190
U/A 06/22/1999                                                                              (5.40%)
2008 Cutwater Ct.
Reston, VA 20191-3604

         The officers and Trustees of The Montgomery Funds, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of each Fund as of the Record Date.

                                II. THE PROPOSAL

A.       DESCRIPTION OF THE PROPOSED REORGANIZATION

         1.       The Reorganization

         If the Reorganization is approved, on the Effective Date the shareholders of record of the Equity Income Fund will automatically exchange shares of the Equity Income Fund for shares of the Balanced Fund. As part of that exchange, the Balanced Fund will issue to the shareholders of record of the Equity Income Fund the number of Balanced Fund Class R and Class P shares determined by dividing the respective total net asset value of the Class R and Class P shares of the Equity Income Fund so exchanged by the net asset value of one Balanced Fund Class R share and one Balanced Fund Class P share, respectively. The net asset value of the Balanced Fund and the net asset value of the Equity Income Fund will be calculated at the close of business on the date immediately preceding the Effective Date (the "Valuation Date") in accordance with the Funds' valuation procedures described in The Montgomery Funds Combined Prospectus dated October 31, 1999. For example, on June 30, 1999, the aggregate net asset value of the Equity Income Fund Class R and Class P shares was approximately $26,750,000 and $3,212,000, respectively. The Equity Income Fund Class R shares were valued at $19.04 per share and the Equity Income Fund Class P shares were valued at $19.01 per share. The Balanced Fund Class R shares were valued at $16.77 per share and the Balanced Fund Class P shares were valued at $16.74 per share. Therefore, if the Effective Date had been June 30, 1999, the shareholders of record of the Equity Income Fund would then have exchanged each of their then outstanding Class R shares for 1.135 Balanced Fund Class R shares and each of their then outstanding Class P shares for 1.136 Balanced Fund Class P shares.

         This exchange for the Balanced Fund Class R and Class P shares by the Equity Income Fund's shareholders will be accomplished by the establishment of accounts on the Balanced Fund's share records in the names of those shareholders, representing the respective pro rata number of Balanced Fund Class R and Class P shares deliverable to them. Fractional shares will be carried to the third decimal place. Certificates evidencing the Balanced Fund Class R and Class P shares will not be issued to the Equity Income Fund's shareholders.

         Immediately following the exchange of shares of the Equity Income Fund for the Balanced Fund Class R and Class P shares by the Equity Income Fund shareholders, the Equity Income Fund will become an underlying fund of the Balanced Fund,

         Completion of the Reorganization is subject to approval by the shareholders of the Equity Income Fund. The Reorganization may be abandoned at any time before the Effective Date by a majority of the Board of Trustees of The Montgomery Funds or The Montgomery Funds II.

         The Manager will pay all costs and expenses of the Reorganization, including those associated with the Shareholder Meeting, the copying, printing and distribution of this Combined Proxy Statement and Prospectus, and the solicitation of proxies for the Shareholder Meeting.

         The above is a summary of the Reorganization. The summary is not a complete description of the terms of the Reorganization, which are fully set forth in the Agreement and Plan of Reorganization attached as Exhibit A to this document.

         2.       Effect of the Reorganization

         If the Reorganization is approved by the Equity Income Fund's shareholders and completed, shareholders of the Equity Income Fund as of the Effective Date will become shareholders of the Balanced Fund. The total net asset value of the Balanced Fund Shares held by each shareholder of the Equity Income Fund immediately after completion of the Reorganization will be equivalent to the total net asset value of the Equity Income Fund shares held by that same shareholder immediately before completion of the Reorganization.

         On or before the Effective Date, the Equity Income Fund intends to distribute all of its then-remaining net investment income and realized capital gains.

         After the Reorganization, the investment adviser for the Balanced Fund will continue to be Montgomery Asset Management, LLC. Funds Distributor, Inc. will continue to be the Balanced Fund's Distributor. The Balanced Fund will continue to be managed in accordance with its existing investment objective and policies.

         3.       Federal Income Tax Consequences

         As a condition to closing the Reorganization, the Equity Income Fund and the Balanced Fund must receive a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to the Equity Income Fund and Balanced Fund, substantially to the effect that, for federal income tax purposes: (a) the exchange of shares of the Equity Income Fund by the shareholders of the Equity Income Fund solely in exchange for the Balanced Fund Shares, as described above, is a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) no gain or loss will be recognized by the Balanced Fund on receipt of the Equity Income Fund shares in exchange for the Balanced Fund Shares; (c) no gain or loss is recognized by the shareholders of the Equity Income Fund upon the receipt of the Balanced Fund Shares solely in exchange for the Equity Income Fund shares; (d) the basis of the Balanced Fund Shares received by the Equity Income Fund shareholders is, in each instance, the same as the basis of the Equity Income Fund shares surrendered in exchange therefor; and (e) the holding period of the Balanced Fund Shares received by the Equity Income Fund shareholders includes the holding period during which shares of the Equity Income Fund were held, provided that those shares were held as a capital asset in the hands of the Equity Income Fund shareholders on the date of the exchange.

The Montgomery Funds does not intend to seek a private letter ruling from the Internal Revenue Service with respect to the tax effects of the Reorganization, and one is not required.

         4.       Description of the Balanced Fund Shares

         Each Balanced Fund Share issued to Equity Income Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each Balanced Fund Share will represent an equal interest in the assets of the Balanced Fund. The Balanced Fund Shares will be sold and redeemed based upon the net asset value of the Balanced Fund next determined after receipt of the purchase or redemption request, as described in the Balanced Fund's Prospectus.

         5.       Capitalization

         The capitalization of the Funds as of June 30, 1999 and their pro forma combined  capitalization  as of that date after  giving  effect to the  proposed
Reorganization are as follows:
                                                                                             Balanced
                                                Balanced            Equity Income         Fund Pro Forma
                                                  Fund                  Fund                 Combined
                                        --------------------- ---------------------- ----------------------
Aggregate net assets                           $81,189,495           $29,961,977           $111,151,472
Shares outstanding*
     Class R Shares                              4,838,742             1,405,261              6,434,220
     Class P Shares                                  3,362               168,990                195,268
Net asset value per share:

     Class R Shares                                 $16.77                $19.04                 $16.77
     Class P Shares                                 $16.74                $19.01                 $16.74

* Each Fund is authorized to issue an indefinite number of shares.

B.       COMPARISON OF THE FUNDS

         A brief comparison of the Funds is set forth below. See Section II.F. for more information.

         1.       Investment Objectives and Policies

         The investment objective of the Balanced Fund is to seek to provide shareholders with high total return (consisting of both capital appreciation and income) while also seeking to reduce risk by allocating its assets among stocks, bonds and money market securities. As a "fund-of-funds," the Fund currently invests its assets in three underlying Montgomery Funds:

         o Growth Fund, for U.S. equity exposure. This Fund invests in U.S. companies of any size, but usually invests in those undervalued, growth-oriented companies whose shares have a market capitalization of at least $1 billion;

         o Total Return Bond Fund, for U.S. bond exposure. This Fund invests in a broad range of investment-grade bonds, including U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities and money market securities; and

         o Government Money Market Fund, for cash exposure. This Fund invests exclusively in short-term U.S.
              government securities.

         Additionally, if the Reorganization is approved by the shareholders of the Equity Income Fund, the Equity Income Fund will become an underlying fund of the Balanced Fund.

         The Balanced Fund's strategy is to analyze various market factors, including relative risk and return, to help the Manager determine what it believes is an optimal asset allocation among stocks, bonds and cash.

         The Balanced Fund's total equity and bond exposure may each range from 20% to 80% of its assets. It may invest anywhere from 0% to 50% of its assets in a Montgomery money market fund. At times, the Balanced Fund may invest in other Montgomery Funds that have similar investment exposures to the Funds listed above. The Manager may adjust the proportion of assets allotted to the underlying portfolios in response to changing market conditions when believed to be appropriate.

         The investment objective of the Equity Income Fund is to seek current income with a yield greater than the average yield of Standard & Poor's 500 Composite Price Index stocks and to seek long-term capital appreciation while striving to minimize portfolio volatility by investing in large, dividend-paying U.S. companies.

         The equity securities in which the Equity Income Fund invests generally consist of common stocks, preferred stocks and securities convertible into or exchangeable for common or preferred stocks. Under normal market conditions, at least 65% of the value of the Equity Income Fund's total assets are invested in dividend-paying stocks of large U.S. companies.

         In selecting investments for the Equity Income Fund, the Manager generally seeks to identify mature companies that have a history of paying regular dividends to shareholders and offer a dividend yield well above their historical average and/or the market's average. The Equity Income Fund typically invests in companies for two to four years. The Manager will usually begin to reduce the Equity Income Fund's position in a company as its share price moves up and its dividend yield drops to the lower end of its historical range. The Manager may also pare back or sell the Equity Income Fund's position in a company that reduces or eliminates its dividend or if the Manager believes that the company is about to do so.

         2.       Investment Restrictions

         Both the Balanced Fund and the Equity Income Fund have substantially similar fundamental investment restrictions, which cannot be changed without affirmative vote of a majority of each Fund's outstanding voting securities as defined in the 1940 Act (unless otherwise noted). Neither the Balanced Fund nor the Equity Income Fund may (unless otherwise noted):

         (1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable. This investment restriction does not apply to the Balanced Fund.

         (2) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of up to 30% of its portfolio securities as described in the Combined Statement of Additional Information, or (c) to the extent the entry into a repurchase agreement or a reverse dollar transaction is deemed to be a loan.

         (3) (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions, in an amount not in excess of one-third of the value of its total assets (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of

Section 18(f) of the 1940 Act shall not be regarded as borrowings for the purposes of this restriction.

                  (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

         (4) Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude each Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a senior security within the meaning of
Section 18(f) of the 1940 Act.)

         (5) Buy or sell real estate or commodities or commodity contracts; however each Fund, to the extent not otherwise prohibited in the Combined Prospectus or Combined Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Combined Statement of Additional Information.

         (6) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act and discussed in the Combined Prospectus or Combined Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

         (7) Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by that Fund. (This is an operating policy which may be changed without shareholder approval, consistent with the 1940 Act, and changes in relevant SEC interpretations).

         (8) Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy which may be changed without shareholder approval, consistent with the 1940 Act.)

         (9) Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.) For purposes of this restriction, each Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

         (10) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit that Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

         (11) Except as described in the Combined Prospectus and the Combined Statement of Additional Information, acquire or dispose of put, call, straddle or spread options unless:

                  (a) such options are written by other persons, or are put options written with respect to securities representing 25% or less of the Fund's total assets, and

                  (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of that Fund's total assets.

                  (This is an operating policy which may be changed without shareholder approval.)

         (12) Except as described in the Combined Prospectus and the Combined Statement of Additional Information, engage in short sales of securities. (This is an operating policy which may be changed without shareholder approval, consistent with applicable regulations.)

         (13) Purchase more than 10% of the outstanding voting securities of any one issuer. (This is an operating policy which may be changed without shareholder approval.)

         (14) Invest in commodities, except for futures contracts or options on futures contracts if the investments are either (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

         To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by each Board of The Montgomery Funds and The Montgomery Funds II and notice to shareholders.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

         3.       Comparative Performance Information

         The chart below shows the risks of investing in each Fund and how each Fund's total return has varied from year-to-year. The table compares each Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

          Equity Income Fund                           Balanced Fund
           Class R Shares*                            Class R Shares**
-------------------------------------     --------------------------------------
          [GRAPHIC OMITTED]                           [GRAPHIC OMITTED]


*During the five-year period described above in the bar chart, the Equity Income Fund's best quarter was Q4 1998 (+12.78%) and its worst quarter was Q3 1999 (-10.61%).

**During the five-year period described above in the bar chart, the Balanced Fund's best quarter was Q2 1997 (+11.49%) and its worst quarter was Q3 1998 (-6.29%).



          Equity Income Fund                           Balanced Fund
           Class P Shares*                            Class P Shares**
-------------------------------------     --------------------------------------
          [GRAPHIC OMITTED]                           [GRAPHIC OMITTED]


*During the three-year period described above in the bar chart, the Equity Income Fund's best quarter was Q4 1998 (+12.60%) and its worst quarter was Q3 1999 (-10.63%).

**During the three-year period described above in the bar chart, the Balanced Fund's best quarter was Q2 1997 (+11.37%) and its worst quarter was Q3 1998 (-6.38%).

Average Annual Returns through 12/31/99

                                                                       Class R               Class P
                                                 1 Year               Inception             Inception
                                                                     (9/30/94)               (3/11/96)
  ----------------------------------------------------------------------------------------------------------
  Equity Income Fund - Class R                   -0.52%                16.22%                  N/A
  ----------------------------------------------------------------------------------------------------------
  Equity Income Fund - Class P                   -0.72%                  N/A                 13.07%
  ----------------------------------------------------------------------------------------------------------
  S&P 500 Index                                  21.04%                27.02%                26.27%+
  ----------------------------------------------------------------------------------------------------------

  + Calculated from 2/28/96

                                                                       Class R               Class P
                                                                     Inception              Inception
                                                 1 Year              (3/31/94)              (1/2/96)
  ----------------------------------------------------------------------------------------------------------
  Balanced Fund - Class R                        12.85%                17.73%                  N/A
  ----------------------------------------------------------------------------------------------------------
  Balanced Fund - Class P                        12.18%                  N/A                 12.34%
  ----------------------------------------------------------------------------------------------------------
  S&P 500 Index                                  21.04%                25.54%                26.42%+
  ----------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index

                                                 -0.82%                 6.68%                5.20%+
  ----------------------------------------------------------------------------------------------------------

  + Calculated from 12/31/95

         4.       Advisory Fees and Other Expenses

         The Manager serves as investment adviser to both Funds pursuant to Investment Management Agreements between the Manager and The Montgomery Funds and The Montgomery Funds II, both dated July 31, 1997. The Equity Income Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) calculated at an annualized rate of 0.60% of the first $500 million of the average daily net assets of the Equity Income Fund plus 0.50% of average daily net assets over $500 million. The Balanced Fund does not pay the Manager any management fees since the management fees apply to the underlying funds only. The management fees are accrued daily but paid when requested by the Manager and are calculated at an annualized rate as follows:

          Growth Fund 1.00% of the first $500 million of net assets; plus 0.90% of the next $500 million of net assets; plus 0.80% of net assets over $1 billion

          Total Return Bond Fund 0.50% of the first $500 million of net assets; plus 0.40% of net assets over $500 million

          Government                    Money  Market  Fund  0.40% of the  first
                                        $250  million of net assets;  plus 0.30%
                                        of the next $250  million of net assets;
                                        plus  0.20%  of  net  assets  over  $500
                                        million

         The total annual expense limitation of the Balanced Fund currently is higher than that of the Equity Income Fund (1.30% versus 0.85%). The Manager agreed to those expense limitations (excluding interest and taxes) under a contract with a rolling ten-year term. A Fund is required to reimburse the Manager for any reductions in the Manager's fee or its payment of expenses only during the three years following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year.

         For the fiscal year ended June 30, 1999, the Manager absorbed expenses of the Balanced Fund equal to approximately $207,593. For the fiscal year ended June 30, 1999, the Manager received management fees of approximately $303,646 from the Equity Income Fund. Of these fees, the Manager reduced its fee or absorbed expenses of the Equity Income Fund equal to approximately $217,211. The Manager may continue to seek reimbursement for the deferred management fee and absorbed expenses from the Equity Income Fund after the Reorganization occurs, provided that reimbursement is effected within three years after the original reduction and the reimbursement can be achieved within the applicable expense limit. The Manager acknowledges that there may be a greater potential for it to be reimbursed for the deferred management fee and absorbed expenses after the Reorganization occurs. The Trustees considered this matter prior to approving the Reorganization and concluded that the benefits to the existing shareholders of the Equity Income Fund and the Balanced Fund as a result of the
Reorganization  outweigh the  potential  financial  benefit to the Manager.  See
Section II.D. below.

         5.       Portfolio Managers

         The investment manager of the both Funds is Montgomery Asset Management, LLC, 101 California Street, San Francisco, California 94111. Founded in 1990, the Manager is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of December 31, 1999, the Manager managed approximately $4 billion on behalf of some 200,000 investors in The Montgomery Funds.

Equity Income Fund

WILLIAM KING,  CFA, senior  portfolio  manager for the Equity Income Fund (since
1994). Before joining Montgomery in 1994 as a portfolio manager, Mr. King gained analytical and portfolio management experience at Merus Capital Management. Previously, he was a financial analyst/manager for SEI and a division controller and financial analyst for Kaiser Aluminum and Kaiser Industries.

Balanced Fund

The portfolio managers listed below allocate assets among the underlying funds for the Balanced Fund, which currently include the Growth Fund, the Total Return Bond Fund and the Government Money Market Fund:

ROGER HONOUR, senior portfolio manager of the Growth Fund (since 1995). Prior to joining Montgomery in 1993 as a senior portfolio manager and managing director, Mr. Honour was a vice president and portfolio manager at Twentieth Century Investors in Kansas City, Missouri. From 1990 to 1992, he served as vice president and portfolio manager at Alliance Capital Management.

KATHRYN PETERS, portfolio manager of the Growth Fund (since 1995). Ms. Peters joined Montgomery in 1995 as a portfolio manager. From 1992 to 1995, she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York. Prior to that she analyzed mezzanine investments for Barclays de Zoete Wedd.

MARIE CHANDOHA, portfolio manager for the Total Return Bond Fund (since 1999). Prior to joining Montgomery as a portfolio manager, Ms. Chandoha worked at Goldman Sachs & Co., where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she held positions as a managing director of global fixed-income and economics research at Credit Suisse First Boston. Prior to that she was a research analyst in mortgage securities at Morgan Stanley, and an economist at the Federal Reserve Bank of New York.

WILLIAM STEVENS, senior portfolio manager for the Government Money Market Fund (since 1992). Prior to joining Montgomery in 1992 as a senior portfolio manager and managing director, Mr. Stevens worked at Barclays de Zoete Wedd Securities, where he started its collateralized mortgage obligation and asset-backed securities trading. From 1990 to 1991, he traded stripped mortgage securities and mortgage-related interest rate swaps for The First Boston Company.

         6.       Distribution and Shareholder Services

         Funds Distributor, Inc. (the "Distributor"), 60 State Street, Boston, Massachusetts, 02109, serves as the Funds' Distributor and principal underwriter in a continuous public offering of the Funds' shares. The Distributor does not impose any sales charge on purchases of Class R shares. Class P shares have adopted a Share Marketing Plan (the "Plan") under Rule 12b-1.

         Neither Fund currently offers Class L shares.

         The Class R shares of the Balanced Fund to be issued in the Reorganization will not be subject to any sales charge. No sales charge is imposed by either Fund on reinvestment of dividends or capital gains distributions.

         7.       Purchase Procedures

         The Funds generally require a minimum initial investment of $1,000, and subsequent investments of $100 or more. Both Funds have automatic investment plans under which selected amounts are electronically withdrawn from shareholders' accounts with banks and are applied to purchase shares of the Funds.

         8.       Redemption and Exchange Procedures

         Shareholders of both Funds may redeem their shares at the net asset value next determined after receipt of a written redemption request or a telephone redemption order without the imposition of any fee or other charge.

         Each Fund may involuntarily redeem a shareholder's shares if the combined aggregate net asset value of the shares in a shareholder's account is less than $1,000 due to redemptions or if purchases through a systematic investment plan fail to meet that Fund's investment minimum within a twelve-month period. If the shareholder's account balance is not brought up to the minimum or the shareholder does not send the Fund other instructions, the Fund will redeem the shares and send the shareholder the proceeds.

         Montgomery shareholders may exchange Class R and Class P shares in one Fund for respective Class R and Class P shares in another Fund with the same shareholder account registration, taxpayer identification number and address without the imposition of any sales charges or exchange fees. There is a $100 minimum to exchange into a Fund the shareholder currently owns and a $1,000 minimum for investing in a new Fund. An exchange may result in a realized gain or loss for tax purposes. However, because excessive exchanges can harm a Fund's performance, The Montgomery Funds reserves the right to terminate, either temporarily or permanently, exchange privileges of any shareholder who makes more than four exchanges out of any one Fund during a twelve-month period and to refuse an exchange into a Fund from which a shareholder has redeemed shares within the previous 90 days (accounts under common ownership or control and accounts with the same taxpayer identification number will be counted together). Shares can be exchanged by telephone at (800) 572-FUND[3863] or through the online shareholder service center at www.montgomeryfunds.com.

         Other restrictions may apply. Refer to the Combined Prospectus and the Combined Statement of Additional Information for other exchange policies.

         9.       Income Dividends, Capital Gains Distributions and Taxes

         Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year, if any. Each Fund currently intends to make quarterly or, if necessary to avoid the imposition of tax on the Fund, additional distributions during each calendar year. A distribution may be made between November 1 and December 31 of each year with respect to any undistributed capital gains earned during the one-year period ended October 31 of each calendar year. Another distribution of any undistributed capital gains may also be made following the Funds' fiscal year end (June 30 for both Funds).

         Each Fund has elected and qualified as a separate "regulated investment company" under Subchapter M of the Code for federal income tax purposes and meets all other requirements that are necessary for it (but not its shareholders) to pay no federal taxes on income and capital gains paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

         10.      Portfolio Transactions and Brokerage Commissions

         The Manager is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of commission rates. In placing orders for each Fund's portfolio transactions, the Manager's primary consideration is to obtain the most favorable price and execution available although the Manager also may consider a securities broker-dealer's sale of Fund shares, or research and brokerage services provided by the securities broker-dealer, as factors in considering through whom portfolio transactions will be effected. Each Fund may pay to those securities broker-dealers who provide brokerage and research service to the Manager a higher commission than that charged by other securities broker-dealers if the Manager determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Manager and to any other accounts over which the Manager exercises investment discretion.

         11.      Shareholders' Rights

         The Montgomery Funds is a Massachusetts business trust and The Montgomery Funds II is a Delaware business Trust. Because the Equity Income Fund is a series of The Montgomery Funds and the Balanced Fund is a series of The Montgomery Funds II, their operations are governed by each Trust's Declaration of Trust and By-laws and applicable Massachusetts and Delaware law.

         The Funds normally will not hold meetings of shareholders except as required under the 1940 Act and Massachusetts and Delaware law. However, shareholders holding 10% or more of the outstanding shares of each Fund may call meetings for the purpose of voting on the removal of one or more of the Trustees.

         Shareholders of each Fund have no preemptive, conversion or subscription rights. The shares of each Fund have non-cumulative voting rights, with each shareholder of each Fund entitled to one vote for each full share of that Fund (and a fractional vote for each fractional share) held in the shareholder's name on the books of that Fund as of the record date for the action in question. On any matter submitted to a vote of shareholders, shares of each Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of all the Funds will be voted in the aggregate on other matters, such as the election of trustees and ratification of the Board of Trustees' selection of the Funds' independent accountants.

C.       RISK FACTORS

         The Equity Income Fund's portfolio is subject to the general risks and considerations associated with equity investing. As with any stock fund, the value of the Equity Income Fund will fluctuate on a day-to-day basis with movements in the stock market, as well as response to the activities of individual companies. Although the Fund seeks to provide a consistent level of income to shareholders, its yield may fluctuate significantly in the short term.

         Like the Equity Income Fund, the Balanced Fund's portfolio is subject to the general risks and considerations associated with equity investing (to the extent the Balanced Fund invests in the Growth Fund). The growth stocks the Growth Fund invests in tend to be more volatile than the large dividend-paying stocks the Equity Income Fund invests in. However, that volatility may, in part, be offset by the fixed-income assets represented by the Balanced Fund's investments in the Total Return Bond Fund and Government Money Market Fund. The value of the Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. In addition, if the Manager does not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous. See the Combined Prospectus and Statement of Additional Information for more information on the risks of the Balanced Fund.

D.       RECOMMENDATION OF THE BOARD OF TRUSTEES

         The Board of Trustees of each of The Montgomery Funds and The Montgomery Funds II (including a majority of the noninterested Trustees), after due consideration which included a discussion of discontinuing the offering of any classes of shares of the Equity Income Fund, has unanimously determined that the Reorganization is in the best interests of the existing shareholders of the Equity Income Fund and the Balanced Fund and that the interests of the existing shareholders of the Equity Income and Balanced Funds would not be diluted thereby. Unlike the alternative of entirely liquidating the Equity Income Fund, the Boards of Trustees specifically noted that the Reorganization would not trigger a taxable event to the shareholders of the Equity Income Fund. Consequently, the Boards of Trustees authorized the Manager to take any and all actions as may be necessary or appropriate to carry out the Reorganization. The Manager considered various alternatives to effect the Reorganization, including merging the Equity Income Fund into an underlying fund of the Balanced Fund (e.g., the Growth Fund), and concluded that a pro rata exchange by the shareholders of the Equity Income Fund of shares of the Equity Income Fund for shares of the Balanced Fund would be in the best interests of those shareholders because that pro rata share-for-share exchange would not cause any gains (i.e., not a taxable event) on those shareholders' shares of the Equity Income Fund.

         In authorizing the Reorganization, the Boards of Trustees noted that at the Equity Income Fund's current total net assets of approximately $30 million, the Manager would experience difficulty in pursuing the Fund's investment objective. Moreover, the Boards of Trustees concur with the Manager's assessment that the Equity Income Fund is not independently viable at its current size and expense ratio, and that the Equity Income Fund can be more efficiently run as an additional underlying fund of the Balanced Fund, which currently invests in three underlying Montgomery funds, on the basis that since the Equity Income Fund will have only one shareholder (i.e., the Balanced Fund) subsequent to the Reorganization, the Equity Income Fund's total operating expenses would necessarily be lower given the expected decrease in transfer agency and servicing fees, administration fee and certain other shareholder-related servicing fees (although, as a whole, shareholder expenses would increase because the Balanced Fund has a higher annual expense limitation). Additionally, the Boards of Trustees concluded that the Reorganization would be in the best interests of the shareholders of the Equity Income Fund because those shareholders would be shareholders of a Montgomery Fund that has a substantially similar investment objective as that of the Equity Income Fund but has a larger asset base. The Boards of Trustees also recognized that a larger asset base would provide the Manager with more flexibility to respond to shareholder activity as well as changes in market conditions, and that there would be no adverse effects on the Balanced Fund by adding the Equity Income Fund as an underlying fund. However, the Boards of Trustees recognized that the Manager might potentially benefit financially as a result of the Reorganization because the Equity Income Fund currently has an operating expense limit of 0.85% (excluding Rule 12b-1 fees and interest and tax expenses) compared to 1.30% (excluding Rule 12b-1 fees and interest and tax expenses, but including the expenses of the underlying funds) for the Balanced Fund. Nevertheless, the Boards of Trustees concluded that the benefits to the shareholders of the Equity Income Fund as a result of the Reorganization, as described above, outweigh the potential financial benefit to the Manager.

       The Board of Trustees unanimously recommends that shareholders vote for the adoption of the Proposal.

E.       DISSENTERS' RIGHTS OF APPRAISAL

         Shareholders of the Equity Income Fund who object to the proposed Reorganization will not be entitled to any "dissenters' rights" under Massachusetts law. However, those shareholders have the right at any time up to when the Reorganization occurs to redeem shares of the Equity Income Fund at net asset value or to exchange their shares for shares of the other funds offered by The Montgomery Funds and The Montgomery Funds II (including the Balanced Fund) without charge. After the Reorganization, shareholders of the Equity Income Fund will hold shares of the Balanced Fund, which may also be redeemed at net asset value in accordance with the procedures described in the Balanced Fund's Prospectus dated October 31, 1999, subject to applicable redemption procedures.

F.       FURTHER INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

         Further information about the Equity Income Fund and the Balanced Fund is contained in the following documents:

         o    Combined Prospectus dated October 31, 1999.

         o Combined Statement of Additional Information also dated October 31, 1999.

         o Documents that relate to the Funds are available, without charge, by writing to The Montgomery Funds at 101 California Street, San Francisco, California 94111 or by calling (800) 572-FUND [3863]. A copy of the Combined Prospectus also accompanies this Combined Proxy Statement and Prospectus.

         The Montgomery Funds and The Montgomery Funds II are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and they file reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549, or by e-mailing the SEC at publicinfo@sec.gov.

G.       VOTE REQUIRED

         Approval of the proposed Reorganization requires the affirmative vote of the holders of a majority of the outstanding shares. If the shareholders of the Equity Income Fund do not approve the proposed Reorganization, or if the Reorganization is not consummated for any other reason, then the Board of Trustees will take any further action as it deems to be in the best interest of the Equity Income Fund and its shareholders, including liquidation, subject to approval by the shareholders of the Equity Income Fund if required by applicable law.

H.       FINANCIAL HIGHLIGHTS

         The following selected per-share data and ratios for the period ended June 30, 1999 and 1998, were audited by PricewaterhouseCoopers LLP. Their August 18, 1999 and August 14, 1998 reports appear in the 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1995, through June 30, 1997, was audited by other independent accountants. Their report is not included here.


                                                                 Equity Income Fund
                                                                  (Class R Shares)
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD
ENDED JUNE 30:                                     1999      1998      1997##     1996     1995(a)
----------------------------------------------------------------------------------------------------
Net Asset Value - beginning of year               $ 18.27   $ 17.91  $ 16.09    $ 13.38    $12.00

  Net investment income/(loss)                       0.32      0.44     0.49       0.43      0.31

  Net realized and unrealized gain/(loss)
  on investments                                     2.30      2.27     3.35       2.82      1.38

  Net increase/(decrease) in net assets
  resulting from investment operations               2.62      2.71     3.84       3.25      1.69

  Distributions:
    Dividends from net investment income            (0.31)    (0.44)   (0.46)     (0.42)    (0.31)
    Distributions from net realized capital gains   (1.54)    (1.91)   (1.56)     (0.12)      --
    Distributions in excess of net realized
    capital gains                                     --        --       --         --        --

  Total distributions                               (1.85)    (2.35)   (2.02)     (0.54)    (0.31)

Net asset value - end of year                     $ 19.04   $  8.27  $ 17.91    $ 16.09    $13.38
====================================================================================================
  Total return**                                    15.06%    15.83%   26.02%     24.56%    14.26%

Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)               $26,750   $40,260  $38,595    $19,312    $6,383

  Ratio of net investment income/(loss) to
  average net assets                                 1.71%     2.32%    2.93%      3.03%     4.06%+

  Net investment income/(loss) before deferral
  of fees by Manager                              $  0.21   $  0.34  $  0.39    $  0.34    $ 0.13
  Portfolio turnover rate                              57%       68%      62%        90%       29%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expense        1.45%     1.38%    1.46%      1.45%     3.16%+

  Expense ratio including interest and tax
  expenses                                           0.85%     0.86%     --         --        --

  Expense ratio excluding interest and tax
  expenses                                           0.85%     0.85%    0.86%      0.85%     0.84%+
----------------------------------------------------------------------------------------------------

(a)  The Equity  Income Fund's Class R Shares  commenced  operations on September 30, 1994.
**   Total return represents aggregate total return for the periods indicated.
+    Annualized.
##   Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period,  since the use of the undistributed income method did not accord with the results of operations.

                                                                Equity Income Fund
                                                                 (Class P Shares)
 SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD
 ENDED JUNE 30:                                     1999        1998        1997##      1996(a)
--------------------------------------------------------------------------------------------------
Net asset value - beginning of year                  $18.25     $17.90      $16.09       $15.66

  Net investment income/(loss)                         0.26       0.38        0.44         0.08

  Net realized and unrealized gain/(loss)
  on investments                                       2.31       2.27        3.35         0.35

  Net increase/(decrease) in net assets
  resulting from investment operations                 2.57       2.65        3.79         0.43

  Distributions:
    Dividends from net investment income              (0.27)     (0.39)      (0.42)         --
    Distributions from net realized capital gains     (1.54)     (1.91)      (1.56)         --
    Distributions in excess of net realized
    capital gains                                       --         --          --           --

  Total distributions                                 (1.81)     (2.30)      (1.98)         --

Net asset value--end of year                         $19.01     $18.25      $17.90       $16.09
==================================================================================================
  Total return**                                      14.74%     15.49%      25.64%        2.75%

Ratios to average net assets/supplemental data

Net assets, end of year (in 000s)                    $3,212     $2,719      $  868           $2

  Ratio of net investment income/(loss) to
  average net assets                                   1.46%      2.07%       2.68%        2.78%+

  Net investment income/(loss) before deferral
  of fees by Manager                                 $ 0.15     $ 0.28      $ 0.34       $ 0.06

  Portfolio turnover rate                                57%        68%         62%          90%

  Expense ratio before deferral of fees by
  Manager, including interest and tax expense          1.70%      1.63%       1.71%        1.70%+

  Expense ratio including interest and tax
  expenses                                             1.10%      1.11%        --           --

  Expense ratio excluding interest and tax
  expenses                                             1.10%      1.10%       1.11%        1.10%+
--------------------------------------------------------------------------------------------------

(a)  The Equity Income Fund's Class P shares commenced operations on March 12, 1996.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
##   Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period,  since the use of the undistributed income method did not accord with results of operations.

                                                                     Balanced Fund (a)
                                                                      (Class R Shares)
SELECTED PER-SHARE DATA FOR THE YEAR OR
PERIOD ENDED JUNE 30:                            1999##      1998(b)       1997##        1996         1995
---------------------------------------------------------------------------------------------------------------
Net asset value - beginning of year              $ 19.08    $  19.89     $  19.33      $  16.33     $ 12.24

  Net investment income/(loss)                      0.48        1.66         0.48          0.26        0.25

  Net realized and unrealized gain/(loss) on
  investments                                       1.23        0.99         2.13          3.54        4.11

  Net increase/(decrease) in net assets
  resulting from investment operations              1.71        2.65         2.61          3.80        4.36

  Distributions:
    Dividends from net investment income           (0.93)      (0.93)       (0.39)        (0.25)      (0.17)
    Dividends in excess of net investment
    income                                           --        (0.70)         --            --          --
    Distributions from net realized capital
    gains                                          (1.68)      (1.83)       (1.66)        (0.55)      (0.10)
    Distributions in excess of net realized
    capital gains                                  (1.41)        --           --            --          --

  Total distributions                              (4.02)      (3.46)       (2.05)        (0.80)      (0.27)

Net asset value - end of year                    $ 16.77    $  19.08     $  19.89      $  19.33     4 16.33
===============================================================================================================
  Total return**                                   11.93%      14.67%       14.65%        23.92%      35.99%

Ratios to average net assets/supplemental data

  Net assets, end of year (in 000s)              $81,133    $128,075     $127,214      $132,511     $60,234

  Ratio of net investment income/(loss) to average

  net assets                                        2.63%       3.10%        2.55%         1.85%       3.43%

  Net investment income/(loss) before
  deferral

  of fees by Manager                             $  0.45    $   1.63     $   0.47      $   0.24     $  0.19

  Portfolio turnover rate                             36%         84%         169%          226%         96%

  Expense ratio before deferral of fees by
  Manager, including interest and tax
  expenses                                          0.46%       0.31%        1.49%         1.55%       2.07%

  Expense ratio including interest and tax
  expenses                                          0.25%       0.26%        1.43%         1.42%       1.31%

  Expense ratio excluding interest and tax
  expenses                                          0.25%       0.25%        1.31%         1.30%       1.30%
---------------------------------------------------------------------------------------------------------------

(a)  Formerly the Montgomery U.S. Asset Allocation Fund.
(b)  The Fund converted to a fund of funds structure effective July 1, 1998. Expense ratios prior to that date do not reflect expenses borne indirectly.
**   Total return represents aggregate total return for the periods indicated.
##   Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period,  since the use of the undistributed income method did not accord with the results of operations.

                                                                   Balanced Fund (a)
                                                                   (Class P Shares)
SELECTED PER-SHARE DATA FOR THE YEAR OR
PERIOD ENDED JUNE 30:                          1999##           1998++           1997##          1996(b)
--------------------------------------------------------------------------------------------------------------
Net asset value - beginning of year             $19.11          $19.89            $19.33           $17.86

  Net investment income/(loss)                    0.44            1.62              0.43             0.09

  Net realized and unrealized
  gain/(loss) on investments                      1.17            1.01              2.13             1.38

  Net increase/(decrease) in net assets
  resulting from investment operations            1.61            2.63              2.56             1.47

  Distributions:
    Dividends from net investment income         (0.89)          (0.84)            (0.34)             --
    Dividends in excess of net
    investment income                              --            (0.74)              --               --
    Distributions from net realized
    capital gains                                (1.68)          (1.83)            (1.66)             --
    Distributions in excess of net
    realized capital gains                       (1.41)            --                --               --

  Total distributions                            (3.98)          (3.41)            (2.00)             --

Net asset value - end of year                   $16.74          $19.11            $19.89           $19.33
==============================================================================================================
  Total return**                                 11.15%          14.53%            14.35%            8.23%

Ratios to average net
assets/supplemental data

  Net assets, end of year (in 000s)                $56             $71               $74              $43

  Ratio of net investment income/(loss)
  to average net assets                           2.68%           2.85%             2.30%            1.60%+

  Net investment income/(loss) before
  deferral of fees by Manager                   $ 0.41          $ 1.59            $ 0.42           $ 0.08

  Portfolio turnover rate                           36%             84%              169%             226%

  Expense ratio before deferral of fees
  by

  Manager, including interest and tax
  expenses                                        0.71%           0.56%             1.74%            1.80%+

  Expense ratio including interest and
  tax expenses                                    0.50%           0.51%             1.68%            1.67%+

  Expense ratio excluding interest and
  tax expenses                                    0.50%           0.50%              1.56%           1.55%+
--------------------------------------------------------------------------------------------------------------

(a)  Formerly the Montgomery U.S. Asset Allocation Fund.
(b)  The Balanced Fund's Class P shares commenced operations on January 3, 1996.
++   The Fund converted to a fund of funds structure effective July 1, 1998. Expense ratios prior to that date do not reflect expenses borne indirectly.
**   Total return represents aggregate total for the periods indicated.
+    Annualized.
##   Per-share  numbers  have  been  c  alculated  using  the  average  share  method,   which  more
     appropriately  represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                            III. MISCELLANEOUS ISSUES

A.       OTHER BUSINESS

         The Board of Trustees of The Montgomery Funds knows of no other business to be brought before the Shareholder Meeting. If any other matters come before the Shareholder Meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.       NEXT MEETING OF SHAREHOLDERS

         The Montgomery Funds is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. If the Reorganization is not completed, the next meeting of the shareholders of the Equity Income Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by The Montgomery Funds at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in The Montgomery Funds' proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.       LEGAL MATTERS

         Certain legal matters as to the tax-free character of the Reorganization and the valid issuance of the Balanced Fund shares have been passed upon for The Montgomery Funds and The Montgomery Funds II by Paul, Hastings, Janofsky & Walker LLP.

D.       EXPERTS

         The financial statements of the Equity Income Fund for the year ended June 30, 1999, contained in The Montgomery Funds'1999 Annual Report to Shareholders, and the financial statements of the Balanced Fund (formerly the U.S. Asset Allocation Fund) for the year ended June 30, 1999, contained in The Montgomery Funds II's 1999 Annual Report to Shareholders, have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

              Please complete, date and sign the enclosed proxy and
         return it promptly in the enclosed envelope. You also may vote by Internet (www.proxyvote.com) and telephone (800.609.6903).

                                      PROXY
                     FOR SPECIAL MEETING OF SHAREHOLDERS OF
                          MONTGOMERY EQUITY INCOME FUND
                                ON MARCH 15, 2000

         The undersigned hereby appoints Johanne Castro and Keith T. Kirk, and each of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Montgomery Equity Income Fund (the "Equity Income Fund") of The Montgomery Funds (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Equity Income Fund to be held on March 15, 2000 and at any adjournment thereof.

               o Proposal to approve or disapprove a reorganization of the Equity Income Fund providing for (i) the automatic exchange of the Equity Income Fund shares held by the shareholders of record of the Equity Income Fund as of the effective date of the Reorganization for shares of the Balanced Fund of equivalent total net asset value, and (ii) the immediate treatment of the Equity Income Fund as an underlying fund of the Balanced Fund, all as described in the accompanying Combined Proxy Statement and Prospectus.

              [ ]   FOR           [ ]    AGAINST           [ ]   ABSTAIN


And, in their discretion, to transact any other business that may lawfully come before the meeting or any adjournment(s) thereof.

         This proxy is solicited on behalf of the Board of Trustees and will be voted as you direct on this form. If no direction is given, this proxy will be voted FOR the proposal.

                                                Dated: ___________________, 2000


                                              __________________________________
                                                        Signature of Shareholder

                                              __________________________________
                                                        Signature of Shareholder


When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. Please sign, date and return promptly in the enclosed envelope.

                                                                     Rule 497(e)
                                                              File No. 333-91625


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this 31st day of December, 1999, by The Montgomery Funds ("TMF"), a Massachusetts business trust, for itself and on behalf of the Montgomery Equity Income Fund (the "Acquired Fund"), a series of TMF, and by The Montgomery Funds II ("TMF II"), a Delaware business trust, for itself and on behalf of the Montgomery Balanced Fund (formerly the Montgomery U.S. Asset Allocation Fund) (the "Acquiring Fund"), a series of TMF II.

         In accordance with the terms and conditions set forth in this Agreement, the parties desire that the shareholders of the Acquired Fund ("Acquired Fund Investors") exchange Class R and Class P shares of the Acquired Fund (collectively, "Acquired Fund Shares") for Class R and Class P shares of the Acquiring Fund (collectively, "Acquiring Fund Shares"). Immediately after the Closing, as defined in this Agreement, the Acquiring Fund would, as a result of the share exchange, hold 100% of the issued and outstanding Acquired Fund Shares, and the Acquired Fund would then constitute an underlying fund of the Acquiring Fund. This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.       REORGANIZATION OF ACQUIRED FUND

         1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquiring Fund will issue full and fractional Class R and Class P shares to the Acquired Fund Investors, who shall exchange the full and fractional Class R and Class P shares of the Acquired Fund on the Closing Date (as defined in paragraph 3.1), for full and fractional shares of the Acquiring Fund, the number of which shall be determined by (i) dividing (a) the net asset value of the Acquired Fund Class R shares ("Acquired Class R Shares") delivered to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one Class R share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2, and by (ii) dividing (a) the net asset value of the Acquired Fund Class P shares ("Acquired Class P Shares") delivered to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one Class P share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2.

         Such exchange of shares shall take place at the Closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the "Closing"). Such transaction is hereinafter sometimes referred to as the "Reorganization."

         1.2 If any request shall be made for a change of the registration of shares of the Acquiring Fund to another person from the account of the stockholder in which name the shares are registered in the records of the Acquired Fund, it shall be a condition of such registration of shares that there be furnished to the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer and that the person requesting such registration shall pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable.

2.       VALUATION

         2.1 The net asset value of each Class R and Class P share of the Acquired Fund shall be the net asset value per share computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the "Applicable Valuation Date").

         2.2 The net asset value of each share of the Acquiring Fund shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information.

         2.3 All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause its administrator to deliver a copy of its respective valuation report to TMF and to the Acquired Fund at the Closing.

3.       CLOSING(S) AND CLOSING DATE

         3.1 The Closing for the Reorganization shall occur on March 15, 2000, and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The Closing(s) shall be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104 or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 10:00 a.m., local time on the Closing Date unless otherwise provided.

         3.2 The Acquiring Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquiring Fund Shares have been issued in proper form to the Acquired Fund Investors on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquiring Fund in conjunction with that issuance of shares.

         3.3 Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of TMF or TMF II, accurate appraisal of the value of Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.       COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

         4.1 With respect to the Acquired Fund, TMF has called or will call a meeting of Acquired Fund Investors to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund Investors' exchange of Acquired Fund Shares for Acquiring Fund Shares contemplated hereby. TMF, on behalf of the Acquired Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with that meeting.

         4.2 TMF, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be exchanged hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         4.3 TMF, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

         4.4 Subject to the provisions hereof, TMF, on its own behalf and on behalf of the Acquired Fund, and TMF II, on its own behalf and on the behalf of the Acquiring Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

         4.5 TMF II, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), relating to the Acquiring Fund Shares (the "Registration Statement"). TMF, on behalf of the Acquired Fund, has provided or will provide the Acquiring Fund with the Proxy Materials for inclusion in the Registration Statement, prepared in accordance with paragraph 4.1, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary for the preparation of the Registration Statement.

         4.6 As soon after the Closing Date as is reasonably practicable, TMF, on behalf of the Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on/or before the

Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

5.       REPRESENTATIONS AND WARRANTIES

         5.1 TMF II, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

             (a) TMF II was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940 (the "1940 Act") and is validly existing under the laws of the State of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of TMF II and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF II's business as currently conducted by TMF II and as described in the current prospectuses of TMF II. TMF II is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

             (b) The Registration Statement, including the current prospectus and statement of additional information of the Acquiring Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

             (c) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by TMF II for itself and on behalf of the Acquiring Fund does not and will not (i) violate TMF II's Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which TMF II is a party or by which its properties or assets are bound;

             (d) Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TMF II's knowledge, threatened against TMF II or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect TMF II or the Acquiring Fund's financial condition or the conduct of their business. TMF II knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

             (e) All issued and outstanding shares of the Acquiring Fund, including shares to be issued and exchanged in connection with the Reorganization, will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and non-assessable; the shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder; and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

             (f) The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of TMF II, the Trustees and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of TMF II and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

             (g) On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund Investors and on the Closing Date, any written information furnished by TMF II with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

             (h) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by TMF II, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by TMF II for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date;

             (i) The Statement of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of the Acquiring Fund as of and for the year ended June 30, 1999, audited by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to the Acquired Fund) fairly present, in all material respects, the Acquiring Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquiring Fund (contingent or otherwise) known to TMF II that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

             (j) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business; or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquired Fund, prior to the Closing Date (for the purposes of this subparagraph (j), neither a decline in the Acquiring Fund's net asset value per share nor a decrease in the Acquiring Fund's size due to redemptions shall be deemed to constitute a material adverse change);

             (k) For each full and partial taxable year from its inception through the Closing Date, the Acquiring Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status; and

             (l) All federal and other tax returns and reports of TMF II and the Acquiring Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by TMF II or the Acquiring Fund shall have been paid so far as due, and to the best of TMF II's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

         5.2 TMF, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

             (a) TMF was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the Commonwealth of Massachusetts, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of TMF and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF's business as currently conducted by TMF and as described in the current prospectuses of TMF. TMF is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

             (b) All of the issued and outstanding shares of the Acquired Fund, including shares to be exchanged with the Reorganization, have been (and will be) offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable; and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

             (c) The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by TMF for itself and on behalf of the Acquired Fund does not and will not (i) violate TMF's Agreement and Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which TMF is a party or by its properties or assets are bound;

             (d) Except as previously disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TMF's knowledge, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business, TMF knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

             (e)  The  Statement  of  Assets  and  Liabilities,   Statements  of
         Operations and Statements of Changes in Net Assets of the Acquired Fund as of and for the period ended June 30, 1999, audited by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to TMF that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

             (f) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (f), neither a decline in the Acquired Fund's net asset value per share nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change);

             (g) All federal and other tax returns and reports of TMF and the Acquired Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by TMF or the Acquired Fund shall have been paid so far as due, and to the best of TMF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

             (h) For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

             (i) The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of TMF, the Trustees and the Acquired Fund, and this Agreement will constitute a valid and binding obligation of TMF and the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

             (j) From the effective date of the Registration Statement, through the time of the meeting of the Acquired Fund Investors, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by TMF II with respect to the Acquiring Fund): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by TMF, on behalf of the Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

             (k) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or
         Massachusetts law for the execution of this Agreement by TMF, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by TMF for itself and on behalf of the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

         The obligations of TMF to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by TMF II, for itself and on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund:

         6.1 All representations and warranties of TMF II with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2 TMF II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by TMF II's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of TMF II with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

         6.3 Unless waived by the Acquired Fund, the Acquired Fund shall have received at the Closing a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to TMF II, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, substantially to the effect that:

             (a) TMF II is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect; (b) the Acquiring Fund is a separate portfolio of TMF II, which is a business trust duly created pursuant to its Agreement and Declaration of Trust, is legally existing and in good standing under the laws of the State of Delaware and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of TMF II and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF II's business as described in the current prospectuses of TMF II; (c) this Agreement has been duly authorized, executed and delivered by TMF II on behalf of TMF II and the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquired Fund, is a valid and binding obligation of TMF II, enforceable against TMF II in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles; (d) the Acquiring Fund Shares to be exchanged for Acquired Fund Shares pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance and exchange will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (e) the Registration Statement has become effective with the SEC and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened; (f) no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date; and (g) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to TMF II or the Acquiring Fund or any of their properties or assets and neither TMF II nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

         6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts described in the prospectus of the Acquiring Fund delivered to the Acquired Fund pursuant to paragraph 4 and in the Proxy Materials.

         6.5 With respect to the Acquiring Fund, the Board of Trustees of TMF II shall have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         The obligations of TMF II to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by TMF of all the obligations to be performed by it hereunder, with respect to the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of TMF with respect to the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         7.2 TMF, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by TMF's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of TMF with respect to the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

         7.3 Unless waived by the Acquiring Fund, the Acquiring Fund shall have received at the Closing a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to TMF, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, substantially to the effect that:

             (a) TMF is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect; (b) the Acquired Fund is a separate portfolio of TMF, which is a business trust duly created pursuant to its Agreement and Declaration of Trust, is validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of TMF and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF's business as described in the current prospectuses of TMF; (c) this Agreement has been duly authorized, executed and delivered by TMF on behalf of TMF and the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquiring Fund, is a valid and binding obligation of TMF, enforceable against TMF in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles; (d) the Acquired Fund Shares to be exchanged for the Acquiring Fund Shares pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance and exchange will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquired Fund has any preemptive rights to subscription or purchase in respect thereof; (e) the Registration Statement has become effective with the SEC and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened; (f) no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and (g) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to TMF or the Acquired Fund or any of their properties or assets and neither TMF nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business.

         7.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution, other fees payable for services provided to the Acquired Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquired Fund from those fee amounts, undertakings and sales load amounts described in the prospectus of the Acquired Fund delivered to the Acquiring Fund pursuant to paragraph 4 and in the Proxy Materials.

         7.5 With respect to the Acquired Fund, the Board of Trustees of TMF shall have determined that the Reorganization is in the best interests of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of TMF's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

         8.3 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by TMF, on behalf of the Acquired Fund, and by TMF II, on behalf of the Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 Unless waived by the Acquiring Fund, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders substantially all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryover).

         8.6 The Montgomery Funds shall have received the opinion of Paul, Hastings, Janofsky & Walker LLP addressed to the Acquiring Fund and the Acquired Fund (and based on customary representation certificates from TMF, TMF II, the Acquiring Fund and the Acquired Fund) substantially to the effect that, for federal income tax purposes:

             (a) the  exchange of  Acquired  Fund  Shares by the  Acquired  Fund
         Investors for the Acquiring Fund Shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Acquired Fund each are a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of Acquired Fund Shares solely in exchange for the Acquiring Fund Shares; (c) no gain or loss will be recognized by the Acquired Fund Investors upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (d) the aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Investors pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Investor immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Investor will include the period during which the Acquired Fund Shares exchanged therefor were held by such Investor (provided the Acquired Fund Shares were held as capital assets on the date of the Reorganization); and (e) the tax basis of the Acquired Fund Shares received by the Acquiring Fund will be the same as the tax basis of such shares to the Acquired Fund immediately prior to the Reorganization, and the holding period of the Acquired Fund Shares in the hands of the Acquiring Fund will include the period during which those shares were held by the Acquired Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.6.

9.       EXPENSES

         9.1 Except as may be otherwise provided herein, each of the Acquired Fund and the Acquiring Fund shall be liable for its respective expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. The expenses payable by the Acquired Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 4.1 hereof; (iii) fees and expenses of the Acquired Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (iv) any special pricing fees associated with the valuation of the Acquired Fund's portfolio on the Applicable Valuation Date. Montgomery Asset Management, LLC, has agreed to pay for the expenses listed in items (i), (ii), (iii) and (iv) above. The expenses payable by the Acquiring Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) any fees and expenses of the Acquiring Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquiring Fund's portfolio on the Applicable Valuation Date. Montgomery Asset Management, LLC, has agreed to pay for the expenses listed in items (i), (ii), (iii), (iv) and
(v) above.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

11.      TERMINATION

         11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of the Acquiring Fund, and the Acquired Fund.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of TMF, acting on behalf of the Acquired Fund and by the authorized officers of TMF II, acting on behalf of the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval except that nothing in this paragraph 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For TMF, on behalf of itself and the
Acquired  Fund or for TMF II, on behalf
of itself and the Acquiring Fund:

The Montgomery Funds
101 California Street

San Francisco, California 94111
Attention:        ______________
                  ______________


         With a copy to:

                  David A. Hearth, Esq.
                  Paul, Hastings, Janofsky & Walker LLP
                  345 California St., 29th Floor
                  San Francisco, California 94104

14.      HEADINGS;   COUNTERPARTS;  GOVERNING  LAW;  ASSIGNMENT;  LIMITATION  OF
         LIABILITY

         14.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.


The Montgomery Funds,
for itself and on behalf of
the Montgomery Equity Income Fund

By:      /s/ Dulce Daclison
         -------------------------
         Dulce Daclison
         Assistant Vice President

The Montgomery Funds II,
for itself and on behalf of
the Montgomery Balanced Fund

By:      /s/ Dulce Daclison
         -------------------------
         Dulce Daclison
         Assistant Vice President

                                                                     Rule 497(e)
                                                              File No. 333-91625


                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II

                         ------------------------------

                              101 California Street
                         San Francisco, California 94111
                                 1-800-572-FUND

                 -----------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 4, 2000
                     FOR REGISTRATION STATEMENT ON FORM N-14

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated February 4, 2000, which has been filed by The Montgomery Funds II (the "Trust") in connection with a Special Meeting of Shareholders of the Montgomery Equity Income Fund (the "Equity Income Fund"), a series of The Montgomery Funds ("TMF"), that has been called to vote on an Agreement and Plan of Reorganization (and the transactions contemplated thereby). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing The Montgomery Funds II at the address indicated above or by calling toll-free
(800) 572-FUND [3863].

                  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

                  Further information about the Trust, TMF, the Equity Income Fund, and the Montgomery Balanced Fund (formerly, the Montgomery U.S. Asset Allocation Fund) (the "Balanced Fund"), a series of TMF II, (collectively, the "Funds") is contained in the Funds' Combined Prospectus (including other series of The Montgomery Funds and The Montgomery Funds II) dated October 31, 1999, and the Annual Report for the Funds (including other series of The Montgomery Funds and The Montgomery Funds II) for the fiscal year ended June 30, 1999. The Funds' Statement of Additional Information (including other series of The Montgomery Funds and The Montgomery Funds II), dated October 31, 1999, is incorporated by reference in this Statement of Additional Information and is available without charge by calling the Montgomery Funds toll-free at (800) 572-FUND [3863].

        Pro-forma financial statements are attached hereto as Exhibit A.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General Information ......................................................   B-3
Exhibit A ................................................................   B-4

                                                                     Rule 497(e)
                                                              File No. 333-91625



                               GENERAL INFORMATION

                  The shareholders of the Equity Income Fund are being asked to approve a form of Agreement and Plan of Reorganization (the "Plan") combining the Equity Income Fund into the Balanced Fund (and the transactions contemplated thereby). The Plan contemplates the automatic exchange of shares of the Equity Income Fund by the shareholders of record of the Equity Income Fund for shares of the Balanced Fund. Immediately after the Effective Date, the Equity Income Fund will become an underlying fund of the Balanced Fund. The shares of the Balanced Fund that will be issued and exchanged for shares of the Equity Income Fund held by the shareholders of the Equity Income Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Equity Income Fund held by those shareholders as of the Closing Date. Shares of the Balanced Fund will be represented only by book entries; no share certificates will be issued.

                  A Special Meeting of the Equity Income Fund's shareholders to consider the transaction will be held at the offices of the Trust, 101 California Street, 35th Floor, San Francisco, California 94111 on March 15, 2000 at 10 a.m., local time.

                  For  further  information  about  the  transaction,   see  the
Combined Proxy Statement and Prospectus. For further information about the Trust, The Montgomery Funds, the Equity Income Fund and the Balanced Fund, see the Funds' Combined Statement of Additional Information, dated October 31, 1999, which is available without charge by calling the Trust at (800) 572-FUND [3863].


                                      C-2